                                                                   Exhibit 99-10

                        CERTIFICATION OF PERIODIC REPORT

I, David E. Meador, Senior Vice President and Chief Financial Officer of The Detroit Edison Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003                        /s/ DAVID E. MEADOR
                                     -----------------------------------------
                                               David E. Meador
                                     Senior Vice President and Chief Financial
                                                 Officer of
                                          The Detroit Edison Company